SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2002

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements And Exhibits

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Statement Under Oath of Principal Executive Officer regarding Facts and Circumstances Relating to Exchange Act Filings dated August 8, 2002

99.2	Statement Under Oath of Principal Financial Officer regarding Facts and Circumstances Relating to Exchange Act Filings dated August 8, 2002

Item 9.    Regulation FD Disclosure.

Pursuant to the Securities and Exchange Commission’s Order No. 4-460 dated June 27, 2002 and related items, Bank of America Corporation (the “Registrant”) is furnishing herewith the statements under oath of its Principal Executive Officer, Kenneth D. Lewis, and Principal Financial Officer, James H. Hance, Jr., regarding Facts and Circumstances relating to Exchange Act Filings as Exhibit 99.1 and 99.2, respectively, which are attached hereto. The certificates were signed and submitted to the Securities and Exchange Commission on August 8, 2002.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Paul J. Polking
Paul J. Polking Executive Vice President and General Counsel

Dated: August 8, 2002

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Statement Under Oath of Principal Executive Officer regarding Facts and Circumstances Relating to Exchange Act Filings dated August 8, 2002
99.2	Statement Under Oath of Principal Financial Officer regarding Facts and Circumstances Relating to Exchange Act Filings dated August 8, 2002